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                                   Exhibit 23

                          The Peoples Holding Company

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-20108) of The Peoples Holding Company and in the related Prospectus of our report dated January 28, 2002, with respect to the consolidated financial statements of The Peoples Holding Company included in this Annual Report (Form 10-K) for the year ended December 31, 2001.



                                           /s/ Ernst & Young LLP

Memphis, Tennessee
March 14, 2002